Long-term Debt, Net	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Debt Disclosure [Abstract]
Long-term Debt, Net
Long-term Debt, Net
Long-term debt, net consisted of the following (in thousands):

	MARCH 31,	DECEMBER 31,
	2013	2012
Senior secured term loan B facility, interest rate of 4.75% at March 31, 2013 and December 31, 2012 (1) (2)	$975,000	$1,000,000
Mortgage loan, weighted average interest rates of 3.99% and 3.98% at March 31, 2013 and December 31, 2012, respectively (3)	317,621	319,574
First mezzanine loan, interest rate of 9.00% at March 31, 2013 and December 31, 2012 (3)	86,800	87,048
Second mezzanine loan, interest rate of 11.25% at March 31, 2013 and December 31, 2012 (3)	87,103	87,273
Other notes payable, uncollateralized, interest rates ranging from 0.62% to 7.00% and from 0.63% to 7.00% at March 31, 2013 and December 31, 2012, respectively (2)	7,213	9,848
Sale-leaseback obligations (2)	2,375	2,375
Capital lease obligations (2)	1,886	2,112
	1,477,998	1,508,230
Less: current portion of long-term debt	(13,167)	(22,991)
Less: debt discount	(13,137)	(13,790)
Long-term debt, net	$1,451,694	$1,471,449
________________

(1)	At December 31, 2012, $50.0 million of OSI’s outstanding senior secured term loan B facility was at an interest rate of 5.75%.

(2)	Represents obligations of OSI.

(3)	Represents obligations of New PRP (as defined below).
Bloomin’ Brands, Inc. is a holding company and conducts its operations through its subsidiaries, certain of which have incurred their own indebtedness as described below.
On October 26, 2012, OSI entered into a credit agreement (“Credit Agreement”) with a syndicate of institutional lenders and financial institutions.  The senior secured credit facilities provide for senior secured financing of up to $1.225 billion, consisting of a $1.0 billion term loan B and a $225.0 million revolving credit facility, including letter of credit and swing-line loan sub-facilities (the “Credit Facilities”). The term loan B was issued with an original issue discount of $10.0 million.
The senior secured term loan B matures October 26, 2019.  The borrowings under this facility bear interest at rates ranging from 225 to 250 basis points over the Base Rate or 325 to 350 basis points over the Eurocurrency Rate as defined in the Credit Agreement.  The Base Rate option is the highest of (i) the prime rate of Deutsche Bank Trust Company Americas, (ii) the federal funds effective rate plus 0.5 of 1.0% or (iii) the Eurocurrency Rate with a one-month interest period plus 1.0% (“Base Rate”) (3.25% at March 31, 2013 and December 31, 2012).  The Eurocurrency Rate option is the 30, 60, 90 or 180-day Eurocurrency Rate (“Eurocurrency Rate”) (ranging from 0.20% to 0.44% and 0.21% to 0.51% at March 31, 2013 and December 31, 2012, respectively).  The Eurocurrency Rate may have a nine- or twelve-month interest period if agreed upon by the applicable lenders. With respect to the senior secured term loan B, the Base Rate is subject to an interest rate floor of 2.25%, and the Eurocurrency Rate is subject to an interest rate floor of 1.25%.
OSI is required to prepay outstanding term loans, subject to certain exceptions, with:

•
50% of its “annual excess cash flow” (with step-downs to 25% and 0% based upon its consolidated first lien net leverage ratio), as defined in the Credit Agreement, beginning with the fiscal year ending December 31, 2013 and subject to certain exceptions;

•	100% of the net proceeds of certain assets sales and insurance and condemnation events, subject to reinvestment rights and certain other exceptions; and

•	100% of the net proceeds of any debt incurred, excluding permitted debt issuances.
The Credit Facilities require scheduled quarterly payments on the term loan B equal to 0.25% of the original principal amount of the term loans for the first six years and three quarters commencing with the quarter ending March 31, 2013.  These payments are reduced by the application of any prepayments, and any remaining balance will be paid at maturity. The outstanding balance, excluding the debt discount, on the term loan B was $975.0 million and $1.0 billion at March 31, 2013 and December 31, 2012, respectively. At March 31, 2013, none of the outstanding balance on the term loan B was classified as current due to voluntary prepayments of $25.0 million made by OSI during the first quarter of 2013 and the results of its projected covenant calculations, which indicate the additional term loan prepayments, as described above, will not be required in the next 12 months. The amount of outstanding term loans required to be prepaid in accordance with OSI’s debt covenants may vary based on year-end results. At December 31, 2012, $10.0 million of the outstanding balance on the term loan B was classified as current due to OSI’s required quarterly payments.
The revolving credit facility matures October 26, 2017 and provides for swing-line loans and letters of credit of up to $225.0 million for working capital and general corporate purposes. The revolving credit facility bears interest at rates ranging from 200 to 250 basis points over the Base Rate or 300 to 350 basis points over the Eurocurrency Rate. There were no loans outstanding under the revolving credit facility at March 31, 2013 or December 31, 2012, however, $37.6 million and $41.2 million, respectively, of the credit facility was committed for the issuance of letters of credit and not available for borrowing. Total outstanding letters of credit issued under OSI’s revolving credit facility may not exceed $100.0 million.
At March 31, 2013 and December 31, 2012, the Company was in compliance with its debt covenants. See the Company’s audited financial statements for the year ended December 31, 2012 included within this prospectus for further information about OSI’s debt covenant requirements.
On April 10, 2013, OSI completed a repricing of its senior secured term loan B primarily to reduce its stated interest rate. Additional information related to the repricing transaction is included in Note 11.
Effective March 27, 2012, New Private Restaurant Properties, LLC and two of the Company’s other indirect wholly-owned subsidiaries (collectively, “New PRP”) entered into a commercial mortgage-backed securities loan (the “2012 CMBS Loan”) with German American Capital Corporation and Bank of America, N.A. The 2012 CMBS Loan totaled $500.0 million at origination and was comprised of a first mortgage loan in the amount of $324.8 million, collateralized by 261 of the Company’s properties, and two mezzanine loans totaling $175.2 million. The loans have a maturity date of April 10, 2017. The first mortgage loan has five fixed rate components and a floating rate component. The fixed rate components bear interest at rates ranging from 2.37% to 6.81% per annum. The floating rate component bears interest at a rate per annum equal to the 30-day London Interbank Offered Rate (“LIBOR”) (with a floor of 1%) plus 2.37%. The first mezzanine loan bears interest at a rate of 9.00% per annum, and the second mezzanine loan bears interest at a rate of 11.25% per annum.
The proceeds from the 2012 CMBS Loan, together with the proceeds from a sale-leaseback transaction and excess cash held in Private Restaurant Properties, LLC (“PRP”), a wholly-owned subsidiary, were used to repay PRP’s original first mortgage and mezzanine notes (together, the commercial mortgage-backed securities loan) (“CMBS Loan”). During the first quarter of 2012, the Company recorded a $2.9 million loss related to the extinguishment in Loss on extinguishment of debt in its Consolidated Statement of Operations and Comprehensive Income.
At March 31, 2013 and December 31, 2012, the outstanding balance, excluding the debt discount, on the 2012 CMBS Loan was $491.5 million and $493.9 million, respectively.

Long-term Debt, Net
Long-term debt, net consisted of the following (in thousands):

	DECEMBER 31,
	2012	2011
Senior secured term loan B facility, interest rate of 4.75% at December 31, 2012 (1) (2)	$1,000,000	$—
Senior secured term loan facility, interest rate of 2.63% at December 31, 2011 (1) (3)	—	1,014,400
Senior secured pre-funded revolving credit facility, interest rate of 2.63% at December 31, 2011 (1)	—	33,000
Mortgage loan, weighted average interest rate of 3.98% at December 31, 2012 (4)	319,574	—
First mezzanine loan, interest rate of 9.00% at December 31, 2012 (4)	87,048	—
Second mezzanine loan, interest rate of 11.25% at December 31, 2012 (4)	87,273	—
Note payable, weighted average interest rate of 0.98% at December 31, 2011 (4)	—	466,319
First mezzanine note, interest rate of 3.28% at December 31, 2011 (4)	—	88,900
Second mezzanine note, interest rate of 3.53% at December 31, 2011 (4)	—	123,190
Third mezzanine note, interest rate of 3.54% at December 31, 2011 (4)	—	49,095
Fourth mezzanine note, interest rate of 4.53% at December 31, 2011 (4)	—	48,113
Senior notes, interest rate of 10.00% at December 31, 2011 (1)	—	248,075
Other notes payable, uncollateralized, interest rates ranging from 0.63% to 7.00% and from 0.76% to 7.00% at December 31, 2012 and 2011, respectively (1)	9,848	9,094
Sale-leaseback obligations (1)	2,375	2,375
Capital lease obligations (1)	2,112	2,520
Guaranteed debt, interest rate of 2.65% at December 31, 2011 (1)	—	24,500
	1,508,230	2,109,581
Less: current portion of long-term debt	(22,991)	(332,905)
Less: guaranteed debt	—	(24,500)
Less: debt discount	(13,790)	(291)
Long-term debt, net	$1,471,449	$1,751,885
____________________

(1)	Represents obligations of OSI.

(2)	At December 31, 2012, $50.0 million of OSI’s outstanding senior secured term loan B facility was at 5.75%.

(3)	At December 31, 2011, $61.9 million of OSI’s outstanding senior secured term loan facility was at 4.50%.

(4)	Represents obligations of New PRP as of December 31, 2012 and obligations of PRP as of December 31, 2011.
Bloomin’ Brands, Inc. is a holding company and conducts its operations through its subsidiaries, certain of which have incurred their own indebtedness as described below.
On October 26, 2012, OSI completed a refinancing of its outstanding senior secured credit facilities from 2007 (the “2007 Credit Facilities”) and entered into a credit agreement (“Credit Agreement”) with a syndicate of institutional lenders and financial institutions.  The new senior secured credit facilities provide for senior secured financing of up to $1.225 billion, consisting of a $1.0 billion term loan B and a $225.0 million revolving credit facility, including letter of credit and swing-line loan sub-facilities (the “New Facilities”). The term loan B was issued with an original issue discount of $10.0 million. In the fourth quarter of 2012, the Company incurred $13.9 million of third-party financing costs to complete this transaction of which $11.0 million has been capitalized. These deferred financing costs are primarily included in Other assets, net in the Company’s Consolidated Balance Sheet. The remaining $2.9 million of third-party financing costs were expensed as they related to debt held by lenders that participated in both the original and refinanced debt and therefore, the debt was treated as modified rather than extinguished. An additional $6.2 million of loss was recorded for the write-off of deferred financing fees associated with the 2007 Credit Facilities treated as extinguished. The Company recorded the total $9.1 million loss related to the modification and extinguishment of the 2007 Credit Facilities in Loss on extinguishment and modification of debt in the Company’s Consolidated Statement of Operations and Comprehensive Income during the fourth quarter of 2012.
The new senior secured term loan B matures October 26, 2019.  The borrowings under this facility bear interest at rates ranging from 225 to 250 basis points over the Base Rate or 325 to 350 basis points over the Eurocurrency Rate as defined in the Credit Agreement.  The Base Rate option is the highest of (i) the prime rate of Deutsche Bank Trust Company Americas, (ii) the federal funds effective rate plus 0.5 of 1.0% or (iii) the Eurocurrency Rate with a one-month interest period plus 1.0% (“Base Rate”) (3.25% at December 31, 2012).  The Eurocurrency Rate option is the 30, 60, 90 or 180-day Eurocurrency Rate (“Eurocurrency Rate”) (ranging from 0.21% to 0.51% at December 31, 2012).  The Eurocurrency Rate may have a nine- or twelve-month interest period if agreed upon by the applicable lenders. With respect to the new senior secured term loan B, the Base Rate is subject to an interest rate floor of 2.25%, and the Eurocurrency Rate is subject to an interest rate floor of 1.25%.
OSI is required to prepay outstanding term loans, subject to certain exceptions, with:

•
50% of its “annual excess cash flow” (with step-downs to 25% and 0% based upon its consolidated first lien net leverage ratio), as defined in the Credit Agreement, beginning with the fiscal year ending December 31, 2013 and subject to certain exceptions;

•	100% of the net proceeds of certain assets sales and insurance and condemnation events, subject to reinvestment rights and certain other exceptions; and

•	100% of the net proceeds of any debt incurred, excluding permitted debt issuances.
The New Facilities require scheduled quarterly payments on the term loan B equal to 0.25% of the original principal amount of the term loans for the first six years and three quarters commencing with the quarter ending March 31, 2013.  These payments are reduced by the application of any prepayments, and any remaining balance will be paid at maturity. The outstanding balance on the term loan B was $1.0 billion at December 31, 2012 of which $10.0 million was classified as current due to OSI’s required quarterly payments. Subsequent to December 31, 2012, OSI voluntarily made aggregate prepayments on its term loan B of $25.0 million.
The revolving credit facility matures October 26, 2017 and provides for swing-line loans and letters of credit of up to $225.0 million for working capital and general corporate purposes. The revolving credit facility bears interest at rates ranging from 200 to 250 basis points over the Base Rate or 300 to 350 basis points over the Eurocurrency Rate. There were no loans outstanding under the revolving credit facility at December 31, 2012, however, $41.2 million of the credit facility was not available for borrowing as: (i) $34.5 million of the credit facility was committed for the issuance of letters of credit as required by insurance companies that underwrite the Company’s workers’ compensation insurance and also, where required, for construction of new restaurants, (ii) $6.1 million of the credit facility was committed for the issuance of a letter of credit to the insurance company that underwrites the Company’s bonds for liquor licenses, utilities, liens and construction and (iii) $0.6 million of the credit facility was committed for the issuance of other letters of credit. Total outstanding letters of credit issued under OSI’s new revolving credit facility may not exceed $100.0 million. Fees for the letters of credit were 3.63% and the commitment fees for unused revolving credit commitments were 0.50%.
The New Facilities require OSI to comply with certain covenants, including, in the case of the revolving credit facility, a covenant to maintain a specified quarterly Total Net Leverage Ratio (“TNLR”) test. The TNLR is the ratio of Consolidated Total Debt to Consolidated EBITDA (earnings before interest, taxes, depreciation and amortization and certain other adjustments as defined in the Credit Agreement) and may not exceed a level set at 6.00 to 1.00 for the last day of any fiscal quarter in 2012 or 2013, with step-downs over a four-year period to a maximum level of 5.00 to 1.00 in 2017. The other negative covenants limit, but provide exceptions for, OSI’s ability and the ability of its restricted subsidiaries to take various actions relating to indebtedness, significant payments, mergers and similar transactions. The Credit Agreement also contains customary representations and warranties, affirmative covenants and events of default. At December 31, 2012, OSI was in compliance with its debt covenants under the New Facilities.
The New Facilities are guaranteed by each of OSI’s current and future domestic 100% owned restricted subsidiaries in the Outback Steakhouse and Carrabba’s Italian Grill concepts and certain other subsidiaries (the “Guarantors”) and by OSI HoldCo, Inc., OSI’s direct owner and the Company’s indirect, wholly-owned subsidiary (“OSI HoldCo”).
OSI’s obligations are secured by substantially all of its assets and assets of the Guarantors and OSI HoldCo, in each case, now owned or later acquired, including a pledge of all of OSI’s capital stock, the capital stock of substantially all of OSI’s domestic subsidiaries and 65% of the capital stock of foreign subsidiaries that are directly owned by OSI, OSI HoldCo, or a Guarantor. OSI is also required to provide additional guarantees of the New Facilities in the future from other domestic wholly-owned restricted subsidiaries if the Consolidated EBITDA attributable to OSI’s non-guarantor domestic wholly-owned restricted subsidiaries as a group exceeds 10% of the Consolidated EBITDA of OSI and its restricted subsidiaries. If this occurs, guarantees would be required from additional domestic wholly-owned restricted subsidiaries in such number that would be sufficient to lower the aggregate Consolidated EBITDA of the non-guarantor domestic wholly-owned restricted subsidiaries as a group to an amount not in excess of 10% of the Consolidated EBITDA of OSI and its restricted subsidiaries.
Prior to the New Facilities, OSI was party to the 2007 Credit Facilities with a syndicate of institutional lenders and financial institutions, which were entered into on June 14, 2007. These senior secured credit facilities provided for senior secured financing of up to $1.6 billion, consisting of a $1.3 billion term loan facility, a $150.0 million working capital revolving credit facility, including letter of credit and swing-line loan sub-facilities, and a $100.0 million pre-funded revolving credit facility that provided financing for capital expenditures only.
At each rate adjustment, OSI had the option to select an Original Base Rate plus 125 basis points or an Original Eurocurrency Rate plus 225 basis points for the borrowings under this facility. The base rate option was the higher of the prime rate of Deutsche Bank AG New York Branch and the federal funds effective rate plus 0.5 of 1% (“Original Base Rate”) (3.25% at December 31, 2011). The eurocurrency rate option was the 30, 60, 90 or 180-day eurocurrency rate (“Original Eurocurrency Rate”) (ranging from 0.38% to 0.88% at December 31, 2011). The Original Eurocurrency Rate may have had a nine- or twelve-month interest period if agreed upon by the applicable lenders. With either the Original Base Rate or the Original Eurocurrency Rate, the interest rate would have been reduced by 25 basis points if the associated Moody’s Applicable Corporate Rating then most recently published was B1 or higher (the rating was Caa1 at December 31, 2011).
OSI was required to prepay outstanding term loans, subject to certain exceptions, with:

•	50% of its “annual excess cash flow” (with step-downs to 25% and 0% based upon its rent-adjusted leverage ratio), as defined in the credit agreement and subject to certain exceptions;

•
100% of its “annual minimum free cash flow,” as defined in the credit agreement, not to exceed $75.0 million for each fiscal year, if its rent-adjusted leverage ratio exceeded a certain minimum threshold;

•	100% of the net proceeds of certain assets sales and insurance and condemnation events, subject to reinvestment rights and certain other exceptions; and

•	100% of the net proceeds of any debt incurred, excluding permitted debt issuances.
Additionally, OSI was required, on an annual basis, to first, repay outstanding loans under the pre-funded revolving credit facility and second, fund a capital expenditure account to the extent amounts on deposit were less than $100.0 million, in both cases with 100% of OSI’s “annual true cash flow,” as defined in the credit agreement. In accordance with these requirements, in April 2012, OSI repaid its pre-funded revolving credit facility outstanding loan balance of $33.0 million and funded $37.6 million to its capital expenditure account using its “annual true cash flow.”
OSI’s 2007 Credit Facilities required scheduled quarterly payments on the term loans equal to 0.25% of the original principal amount of the term loans for the first six years and three quarters following June 14, 2007. These payments were reduced by the application of any prepayments. The outstanding balance on the term loans was $1.0 billion at December 31, 2011. The Company classified $13.1 million of OSI’s term loans as current at December 31, 2011 due to OSI’s required quarterly payments and the results of its covenant calculations, which indicated the additional term loan prepayments, as described above, were not required. In October 2011, the Company sold its nine Company-owned Outback Steakhouse restaurants in Japan to a subsidiary of S Foods, Inc. and used the net cash proceeds from this sale to pay down $7.5 million of OSI’s outstanding term loans in accordance with the terms of the OSI credit agreement amended in January 2010 (see Note 8).
Proceeds of loans and letters of credit under OSI’s $150.0 million working capital revolving credit facility provided financing for working capital and general corporate purposes and, subject to a rent-adjusted leverage condition, for capital expenditures for new restaurant growth. This revolving credit facility bore interest at rates ranging from 100 to 150 basis points over the Original Base Rate or 200 to 250 basis points over the Original Eurocurrency Rate. There were no loans outstanding under the revolving credit facility at December 31, 2011, however, $67.6 million of the credit facility was committed for the issuance of letters of credit and not available for borrowing. OSI’s total outstanding letters of credit issued under its working capital revolving credit facility was not permitted to exceed $75.0 million. Fees for the letters of credit ranged from 2.00% to 2.25% and the commitment fees for unused working capital revolving credit commitments ranged from 0.38% to 0.50%.
Proceeds of loans under OSI’s $100.0 million pre-funded revolving credit facility were available to provide financing for capital expenditures, if the capital expenditure account described above had a zero balance. As of December 31, 2011, OSI had $33.0 million outstanding on its pre-funded revolving credit facility. This borrowing was recorded in Current portion of long-term debt in the Company’s Consolidated Balance Sheet, as OSI was required to repay any outstanding borrowings in April following each fiscal year using its “annual true cash flow,” as defined in the credit agreement. At each rate adjustment, OSI had the option to select the Original Base Rate plus 125 basis points or an Original Eurocurrency Rate plus 225 basis points for the borrowings under this facility. In either case, the interest rate was reduced by 25 basis points if the associated Moody’s Applicable Corporate Rating then most recently published was B1 or higher. Fees for the unused portion of the pre-funded revolving credit facility were 2.43%.
At December 31, 2011, OSI was in compliance with its debt covenants under the 2007 Credit Facilities.
Effective March 27, 2012, New Private Restaurant Properties, LLC and two of the Company’s other indirect wholly-owned subsidiaries (collectively, “New PRP”) entered into a new commercial mortgage-backed securities loan (the “2012 CMBS Loan”) with German American Capital Corporation and Bank of America, N.A. The 2012 CMBS Loan totaled $500.0 million at origination and was comprised of a first mortgage loan in the amount of $324.8 million, collateralized by 261 of the Company’s properties, and two mezzanine loans totaling $175.2 million. The loans have a maturity date of April 10, 2017. The first mortgage loan has five fixed rate components and a floating rate component. The fixed rate components bear interest at rates ranging from 2.37% to 6.81% per annum. The floating rate component bears interest at a rate per annum equal to the 30-day London Interbank Offered Rate (“LIBOR”) (with a floor of 1%) plus 2.37%. The first mezzanine loan bears interest at a rate of 9.00% per annum, and the second mezzanine loan bears interest at a rate of 11.25% per annum. In connection with the 2012 CMBS Loan, New PRP entered into an interest rate cap (the “Rate Cap”) as a method to limit the volatility of the floating rate component of the first mortgage loan (see Note 15).
The proceeds from the 2012 CMBS Loan, together with the proceeds from the Sale-Leaseback Transaction and excess cash held in PRP, were used to repay PRP’s original first mortgage and mezzanine notes (together, the commercial mortgage-backed securities loan, or the “CMBS Loan”). As a result of the 2012 CMBS Loan refinancing, the net amount repaid along with scheduled maturities within one year, $281.3 million was classified as current at December 31, 2011. During the first quarter of 2012, the Company recorded a $2.9 million loss related to the extinguishment in Loss on extinguishment and modification of debt in its Consolidated Statement of Operations and Comprehensive Income. The Company deferred $7.6 million of financing costs incurred to complete this transaction of which $2.2 million had been capitalized as of December 31, 2011 and the remainder was capitalized in the first quarter of 2012. These deferred financing costs are primarily included in Other assets, net in the Company’s Consolidated Balance Sheets. At December 31, 2012, the outstanding balance, excluding the debt discount, on the 2012 CMBS Loan was $493.9 million.
Prior to the 2012 CMBS Loan, PRP had a CMBS Loan totaling $790.0 million, which was entered into on June 14, 2007. As part of the CMBS Loan, German American Capital Corporation and Bank of America, N.A. et al (the “Lenders”) had a security interest in the acquired real estate and related improvements, and direct and indirect equity interests of certain of the Company’s subsidiaries. The CMBS Loan comprised a note payable and four mezzanine notes. All notes bore interest at the one-month LIBOR which was 0.28% at December 31, 2011, plus an applicable spread which ranged from 0.51% to 4.25%. Interest-only payments were made on the ninth calendar day of each month and interest accrued beginning on the fifteenth calendar day of the preceding month. At December 31, 2011, the outstanding balance on PRP’s CMBS Loan was $775.3 million. The Company used an interest rate cap with a notional amount of $775.7 million as a method to limit the volatility of PRP’s variable-rate CMBS Loan. During the first quarter of 2012, this interest rate cap was terminated.
On June 14, 2007, OSI issued senior notes in an original aggregate principal amount of $550.0 million under an indenture among OSI, as issuer, OSI Co-Issuer, Inc., as co-issuer (“Co-Issuer”), a third-party trustee and the Guarantors. The senior notes were scheduled to mature on June 15, 2015. Interest was payable semiannually in arrears, at 10% per annum, in cash on each June 15 and December 15. Interest payments to the holders of record of the senior notes occurred on the immediately preceding June 1 and December 1. Interest was computed on the basis of a 360-day year consisting of twelve 30-day months. The principal balance of senior notes outstanding at December 31, 2011 was $248.1 million.
During the third quarter of 2012, OSI retired the aggregate outstanding principal amount of its 10% senior notes through a combination of a tender offer and early redemption call. The senior notes retirement was funded using a portion of the net proceeds from the Company’s initial public offering together with cash on hand. OSI paid an aggregate of $259.8 million to retire the senior notes, which included $248.1 million in aggregate outstanding principal, $6.5 million of prepayment premium and early tender incentive fees and $5.2 million of accrued interest. The senior notes were satisfied and discharged on August 13, 2012. As a result of these transactions, the Company recorded a loss from the extinguishment of debt of $9.0 million in the third quarter of 2012 in Loss on extinguishment and modification of debt in its Consolidated Statement of Operations and Comprehensive Income. This loss included $2.4 million for the write-off of unamortized deferred financing fees that related to the extinguished senior notes.
As of December 31, 2012 and 2011, OSI had approximately $9.8 million and $9.1 million, respectively, of notes payable at interest rates ranging from 0.63% to 7.00% and from 0.76% to 7.00%, respectively. These notes have been primarily issued for buyouts of managing and area operating partner interests in the cash flows of their restaurants and generally are payable over a period of two through five years.
Debt Guarantees
Effective October 1, 2012, the Company purchased the remaining interests in the Roy’s joint venture from RY-8 for $27.4 million. This purchase price consisted of the assumption of RY-8’s $24.5 million line of credit by OSI that had been recorded in Guaranteed debt in the Company’s Consolidated Balance Sheet at December 31, 2011, forgiveness of $1.8 million in loans due from RY-8 to OSI and a $1.1 million cash payment. In December 2012, the Company paid the $24.5 million outstanding balance on the line of credit assumed from RY-8.
Prior to this acquisition, OSI was the guarantor of an uncollateralized line of credit that permitted borrowing of up to $24.5 million for RY-8 in the development of Roy’s restaurants. The line of credit was set to expire on April 15, 2013. According to the terms of the line of credit agreement, RY-8 had the ability to borrow, repay, re-borrow or prepay advances at any time before the termination date of the agreement. On the termination date of the agreement, the entire outstanding principal amount of the loan then outstanding and any accrued interest would have been due. At December 31, 2011, the outstanding balance on the line of credit was $24.5 million.
RY-8’s obligations under the line of credit were unconditionally guaranteed by OSI and Roy’s Holdings, Inc. If an event of default had occurred, as defined in the agreement, the total outstanding balance, including any accrued interest, would have been immediately due from the guarantors. At December 31, 2011, $24.5 million of OSI’s $150.0 million working capital revolving credit facility was committed for the issuance of a letter of credit for this guarantee.
The aggregate mandatory principal payments of total consolidated debt outstanding at December 31, 2012, for the next five years, are summarized as follows (in thousands):

2013	$25,604
2014	23,694
2015	21,547
2016	21,709
2017	463,301
Thereafter	952,375
Total	$1,508,230